Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: September 1 — September 30, 2010
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case.

		Document	Explanation	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Certifications
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor’s bank reconciliations)			see certifications	X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements			see certifications	X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes			see certifications	X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X		X
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Brad Cole	October 20, 2010

Signature of Authorized Individual*	Date

Brad Cole	SVP, General Counsel

Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
MOR
(04/07)

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: September 1 — September 30, 2010
CERTIFICATIONS
A. Bank Reconciliation Certification
The undersigned verifies that, to my knowledge, all of the Debtors’ September 30, 2010 bank balances have been reconciled in an accurate and timely manner.
B. Post-petition Taxes Certification
The undersigned verifies that, to my knowledge, all post-petition tax obligations, including but not limited to payroll, real property, income, franchise and other taxes have been paid to the proper taxing authority when due.

/s/ David Carlson	October 20, 2010

Signature of Authorized Individual	Date

David Carlson	VP, Finance and Treasurer

Printed Name of Authorized Individual	Title of Authorized Individual

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: September 1 — September 30, 2010
MOR 1

	Current Month		Cumulative Filing to Date
	Actual	Forecast	Actual	Forecast

Beginning Date	1-Sep-10	1-Sep-10	3-May-10	3-May-10
Ending Date	30-Sep-10	30-Sep-10	30-Sep-10	30-Sep-10

Cash — Beginning Balance	$18,679,389	$18,564,151	$5,257,718	$5,269,539

Receipts
Lockbox	12,178	$0	$614,282	$274,859
Misc Deposit	407,257	$0	$17,479,258	$18,664,000

Total Receipts	$419,435	$0	$18,093,541	$18,938,859

Operating Disbursements
Gleacher	$(580,514)	$0	$(580,514)	$0
Cardinal Co-Pay Redemptions	$0	$0	$0	$0
Dr Directory	$(30,943)	$(30,943)	$(77,948)	$(127,774)
Legal & Deal fees	$(99,494)	$(99,494)	$(783,246)	$(673,696)
KCC LLC	$(20,730)	$(45,000)	$(46,244)	$(70,513)
Creditors Committee Counsel & FA	$(84,565)	$(84,565)	$(141,937)	$(359,267)
Equity Committee Counsel	$(39,877)	$(39,877)	$(39,877)	$(39,877)
Other Professional Fees	$0	$(179,197)	$0	$0
Payroll	$(45,349)	$(57,153)	$(1,083,407)	$(1,328,369)
Benefits	$(77,569)	$(66,494)	$(155,226)	$(144,151)
Severance	$0	$0	$0	$0
Vacation Payout	$0	$0	$0	$0
Invoices in A/P Aging	$(60,159)	$(70,419)	$(1,218,559)	$(1,148,412)
Misc (TX rent, Insurance, ICS)	$(229,754)	$(88,500)	$(392,067)	$(247,936)
Other			$(1,006,502)	$(1,164,458)
voided checks	$611		$4,749	$0

Total Operating Disbursements	$(1,268,343)	$(761,641)	$(5,520,778)	$(5,304,453)

Net Operating Cash Flow	$(848,908)	$(761,641)	$12,572,763	$13,634,406

Non-Operating Disbursements
Capex
Professional Fees
Total Non-Operating Disbursements	$0	$0	$0	$0

Net Operating Cash Flow Before Financing	$(848,908)	$(761,641)	$12,572,763	$13,634,406

Financing Activities
Interest Payments
Financing Activities	$0	$0	$0	$0

Cash Flow	$(848,908)	$(761,641)	$12,572,763	$13,634,406

Ending Cash Balance (per books)	$17,830,481	$17,802,510	$17,830,481	$18,903,945

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$(1,268,343)
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	0
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$(1,268,343)

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: September 1 — September 30, 2010
Disbursements Journal
Checks cut during period

GL Posting		Checkbook	CM Trx
Date	Source Document	Amount	Number	Voided	Paid ToRcvd From
9/8/2010	PMCHK	$761.33	5173	No	A T & T 8174909174/8174908790
9/14/2010	PMCHK	$14.79	5203	No	A T & T 8174909174/8174908790
9/8/2010	PMCHK	$2,995.85	5169	No	ADP
9/23/2010	PMCHK	$2,995.85	5213	No	ADP
9/14/2010	PMCHK	$79.60	5201	No	ADP Commercial Leasing
9/8/2010	PMCHK	$82,302.89	5170	No	Alston & Bird LLP
9/14/2010	PMCHK	$550.00	5210	No	Amber Tomlinson
9/8/2010	PMCHK	$1,050.00	5171	No	American Stock Transfer & Trust Co
9/8/2010	PMCHK	$150.00	5199	No	ARKANSAS SECRTARY OF STATE
9/8/2010	PMCHK	$300.00	5200	No	ARKANSAS SECRTARY OF STATE
9/14/2010	PMCHK	$402.36	5202	No	AT&T Mobility
9/8/2010	PMCHK	$1,043.44	5174	No	ATT
9/14/2010	PMCHK	$20,189.61	5212	No	Baynard, P.A.
9/23/2010	PMCHK	$498.49	5215	No	Brad Cole
9/29/2010	PMCHK	$4,024.93	5231	No	Brad Cole
9/8/2010	PMCHK	$181.00	5176	No	Corporation Service Company
9/14/2010	PMCHK	$1,566.00	5204	No	Corporation Service Company
9/29/2010	PMCHK	$112.79	5232	No	Corporation Service Company
9/23/2010	PMCHK	$100.00	5229	No	Cusip Service Bureau
9/8/2010	PMCHK	$172.49	5175	No	David Becker
9/8/2010	PMCHK	$283.06	5198	No	David Carlson
9/23/2010	PMCHK	$188.67	5214	No	David Carlson
9/23/2010	PMCHK	$10.44	5216	No	Dept, of Social Services
9/8/2010	PMCHK	$52,684.29	5191	No	Dickstein Shapiro LLP
9/8/2010	PMCHK	$30,943.00	5177	No	DoctorDirectory.Com, Inc.
9/8/2010	PMCHK	$9,335.34	5196	No	Equity Group Investments, LLC
9/23/2010	PMCHK	$1,081.74	5217	No	Equity Group Investments, LLC
9/23/2010	PMCHK	$60.00	5218	No	Excel Micro
9/8/2010	PMCHK	$16.84	5179	No	Gary Herman
9/14/2010	PMCHK	$697.83	5205	No	H D SMITH
9/8/2010	PMCHK	$487.50	5178	No	Herman Technology Consultants-LLC
9/14/2010	PMCHK	$2,592.07	5206	No	Herman Technology Consultants-LLC
9/23/2010	PMCHK	$3,684.23	5219	No	Herman Technology Consultants-LLC
9/23/2010	PMCHK	$292.28	5220	No	IKON Financial Services
9/14/2010	PMCHK	$46,432.73	5207	No	Integrated Commercialization Sol.
9/14/2010	PMCHK	$11,690.64	5208	No	Invotex, Inc.
9/8/2010	PMCHK	$1,547.53	5192	No	Iron Mountain
9/23/2010	PMCHK	$30.00	5223	No	JOHN A GALE, SECRETARY OF STATE
9/8/2010	PMCHK	$175.00	5180	No	KANSAS SECRTARY OF STATE
9/23/2010	PMCHK	$20,730.06	5221	No	Kurtzman Carson Consultants
9/8/2010	PMCHK	$3,833.33	5193	No	Lord James Blyth
9/29/2010	PMCHK	$13.57	5238	No	LOUISIANA DEPARTEMENT OF REVENUE
9/23/2010	PMCHK	$7,686.91	5222	No	Medco Health Solutions, Inc
9/23/2010	PMCHK	$39,876.57	5227	No	MORRIS JAMES LLP
9/8/2010	PMCHK	$82.76	5181	No	NEBRASKA SECRTARY OF STATE CORP DIV
9/23/2010	PMCHK	$379.00	5228	No	Pure Compliance
9/8/2010	PMCHK	$8,320.98	5183	No	QPharma Corp
9/8/2010	PMCHK	$5,500.00	5194	No	R.Gordon Douglas, M.D.
9/8/2010	PMCHK	$5,250.00	5195	No	Richard W.Dugan
9/23/2010	PMCHK	$213.34	5230	No	SECRETARY OF STATE
9/14/2010	PMCHK	$50.00	5209	No	Shred-it USA, DBA Shred-it Dallas
9/8/2010	PMCHK	$35.27	5184	No	South Carolina Dept fo H&H Srvc.
9/8/2010	PMCHK	$250.00	5182	No	STATE OF NEW HAMPSHIRE
9/29/2010	PMCHK	$288.51	5234	No	State of NJ Dept of Labor & Workforce Dev
9/8/2010	PMCHK	$250.00	5185	No	Transport Solutions Inc
9/8/2010	PMCHK	$64,494.37	5186	No	United Healthcare Insurance Co.
9/29/2010	PMCHK	$10,642.89	5236	No	United Healthcare Insurance Co.
9/29/2010	PMCHK	$602.76	5235	No	UNUM Life Insurance
9/8/2010	PMCHK	$15.31	5188	No	Verizon Business
9/8/2010	PMCHK	$1,745.44	5187	No	Verizon Wireless
9/23/2010	PMCHK	$654.75	5224	No	Verizon Wireless
9/14/2010	PMCHK	$658.04	5211	No	VSP — (AT)
9/29/2010	PMCHK	$1,170.77	5237	No	VSP — (AT)
9/23/2010	PMCHK	$25.00	5225	No	WEST VIRGINIA SECRETARY OF STATE
9/8/2010	PMCHK	$250.68	5189	No	WorldWide express
9/23/2010	PMCHK	$44.69	5226	No	WorldWide express
9/29/2010	PMCHK	$209.33	5233	No	WorldWide express
9/8/2010	PMCHK	$17,190.61	5190	No	Young Conaway Stargatt & Taylor LLP

		$472,189.55	Checks Cut

Debits to bank other than checks

Transaction				Customer
Date	Description	Amount	Bank Ref#	Ref. #	Payee / Description
9/2/2010	Live check for 8/31 payroll	$4,825.91			Payroll live check
9/3/2010	ADP Payroll Fees	$298.64			ADP
9/13/2010	Payroll	$20,261.70			ADP
9/23/2010	Deposit stamp charge	$33.99			Harland Clarke
9/24/2010	ADP Payroll Fees	$392.13			ADP
9/28/2010	Payroll	$20,261.69			ADP
9/28/2010	October rent	$33,372.85			Maguire Partners
9/17/2010	Insurance Premium	$141,628.50			William Gallagher Associates
9/17/2010	Professional fee	$580,514.48			Gleacher & Company

		$796,763.98	Debits to Bank other than Checks

9/8/2010	PMCHK	$160.60	5197		NYS EPIC PROGRAM
9/8/2010	PMCHK	$450.00	5172		ARKANSAS SECRTARY OF STATE
Voided Checks from Prior Periods		$610.60

		$1,268,342.93	total disbursements

Checks cleared by bank:
9/1/2010	DEBIT MEMO — CapOne	26,550.99			CONTROL DISBURSEMENT/CLEARED CHECKS
9/2/2010	DEBIT MEMO — CapOne	19,387.86			CONTROL DISBURSEMENT/CLEARED CHECKS
9/3/2010	DEBIT MEMO — CapOne	59,756.84			CONTROL DISBURSEMENT/CLEARED CHECKS
9/7/2010	DEBIT MEMO — CapOne	293.43			CONTROL DISBURSEMENT/CLEARED CHECKS
9/8/2010	DEBIT MEMO — CapOne	795.21			CONTROL DISBURSEMENT/CLEARED CHECKS
9/9/2010	DEBIT MEMO — CapOne	3,511.78			CONTROL DISBURSEMENT/CLEARED CHECKS
9/13/2010	DEBIT MEMO — CapOne	146,797.26			CONTROL DISBURSEMENT/CLEARED CHECKS
9/14/2010	DEBIT MEMO — CapOne	49,434.80			CONTROL DISBURSEMENT/CLEARED CHECKS
9/15/2010	DEBIT MEMO — CapOne	18,738.14			CONTROL DISBURSEMENT/CLEARED CHECKS
9/16/2010	DEBIT MEMO — CapOne	13,463.95			CONTROL DISBURSEMENT/CLEARED CHECKS
9/17/2010	DEBIT MEMO — CapOne	5,515.99			CONTROL DISBURSEMENT/CLEARED CHECKS
9/20/2010	DEBIT MEMO — CapOne	125,077.55			CONTROL DISBURSEMENT/CLEARED CHECKS
9/21/2010	DEBIT MEMO — CapOne	12,938.47			CONTROL DISBURSEMENT/CLEARED CHECKS
9/23/2010	DEBIT MEMO — CapOne	4,005.82			CONTROL DISBURSEMENT/CLEARED CHECKS
9/27/2010	DEBIT MEMO — CapOne	22,312.30			CONTROL DISBURSEMENT/CLEARED CHECKS
9/28/2010	DEBIT MEMO — CapOne	8,139.19			CONTROL DISBURSEMENT/CLEARED CHECKS
9/29/2010	DEBIT MEMO — CapOne	3,036.29			CONTROL DISBURSEMENT/CLEARED CHECKS
9/30/2010	DEBIT MEMO — CapOne	550.00			CONTROL DISBURSEMENT/CLEARED CHECKS

		$520,305.87

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: September 1 — September 30, 2010
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month

		Invoice Amount –	Invoice Amount –	Fees	Expenses	Objection	Check		Amount Paid		Year-To-Date
Payee	Period Covered	Fees	Expenses	Approved	Approved	Deadline	Number	Date	Fees	Expenses	Fees	Expenses
Alston & Bird LLP	4/30 - 5/31/10	$255,194.00	$0.00	$255,194.00	$0.00	7/7/2010	5082	7/21/2010	$204,155.20		$204,155.20
Alston & Bird LLP	4/30 - 5/31/10	$0.00	$5,825.95	$0.00	$5,825.95	7/7/2010	5085	7/22/2010		$5,825.95		$5,825.95
Alston & Bird LLP	6/1 - 6/30/10	$129,621.50	$7,762.21	$129,621.50	$7,762.21	8/5/2010	5107	8/12/2010	$103,697.20	$7,762.21	$103,697.20	$7,762.21
Alston & Bird LLP	7/1 - 7/31/10	$100,767.00	$1,689.29	$100,767.00	$1,689.29	9/3/2010	5170	9/8/2010	$80,613.60	$1,689.29	$80,613.60	$1,689.29
Alston & Bird LLP	8/1 - 8/31/10	$99,230.00	$2,430.75	$99,230.00	$2,430.75	10/4/2010	5243	10/7/2010	$79,384.00	$2,430.75	$79,384.00	$2,430.75

Alston & Bird LLP subtotal											$467,850.00	$17,708.20

Bayard, P.A.	5/11 - 5/31/10	$35,663.00	$212.04	$35,663.00	$212.04	7/19/2010	5086	7/22/2010	$28,530.40	$212.04	$28,530.40	$212.04
Bayard, P.A.	6/1 - 6/30/10	$29,506.00	$393.24	$28,306.00	$393.24	8/10/2010	5142	8/17/2010	$22,644.80	$393.24	$22,644.80	$393.24
Bayard, P.A.	7/1 - 7/31/10	$24,458.00	$623.21	$24,458.00	$623.21	9/7/2010	5212	9/14/2010	$19,566.40	$623.21	$19,566.40	$623.21
Bayard, P.A.	8/1 - 8/31/10	$14,119.00	$366.86	$14,119.00	$366.86	10/7/2010

Bayard, P.A. subtotal											$70,741.60	$1,228.49

Carella, Byrne, Bain	annuity services	$450.00	$6,993.00	$450.00	$6,993.00	N/A	5044	7/2/2010	$450.00	$6,993.00	$450.00	$6,993.00
Carella, Byrne, Bain	patent maintenance	$50.00	$516.00	$50.00	$516.00	N/A	2588	6/21/2010	$50.00	$516.00	$50.00	$516.00

Carella, Byrne, Bain subtotal											$500.00	$7,509.00

Dickstein Shapiro LLP	5/11 - 5/31/10	$134,068.50	$4,147.20	$134,068.50	$4,147.20	7/19/2010	5087	7/22/2010	$107,254.80	$4,147.20	$107,254.80	$4,147.20
Dickstein Shapiro LLP	6/1 - 6/30/10	$63,546.50	$3,309.16	$63,546.50	$3,309.16	8/10/2010	5131	8/17/2010	$50,837.50	$3,309.16	$50,837.50	$3,309.16
Dickstein Shapiro LLP	7/1 - 7/31/10	$63,076.25	$2,223.29	$63,076.25	$2,223.29	9/3/2010	5191	9/8/2010	$50,461.00	$2,223.29	$50,461.00	$2,223.29
Dickstein Shapiro LLP	8/1 - 8/31/10	$28,955.00	$973.23	$28,955.00	$973.23	10/5/2010	5248	10/13/2010	$23,164.00	$973.23	$23,164.00	$973.23

Dickstein Shapiro LLP subtotal											$231,717.30	$10,652.88

Gleacher & Company	4/30 - 7/31/10	$528,000.00	$52,514.48	$528,000.00	$52,514.48	9/7/2010	Wire	9/17/2010	$528,000.00	$52,514.48	$528,000.00	$52,514.48
Gleacher & Company	4/30 - 7/31/10	$132,000.00	$0.00	$132,000.00	$0.00	9/7/2010	5240	10/7/2010	$132,000.00	$0.00	$132,000.00	$0.00
Gleacher & Company	4/30 - 7/31/10	$100,000.00	$0.00	$100,000.00	$0.00	9/7/2010	*

Gleacher & Company subtotal											$660,000.00	$52,514.48

Invotex, Inc.	5/26 - 6/30/10	$71,248.50	$374.04	$71,248.50	$374.04	8/12/2010	5149	8/27/2010	$56,998.80	$374.04	$56,998.80	$374.04
Invotex, Inc.	7/1 - 7/30/10	$14,514.25	$79.24	$14,514.25	$79.24	9/7/2010	5208	9/14/2010	$11,611.40	$79.24	$11,611.40	$79.24

Invotex, Inc. subtotal											$68,610.20	$453.28

Kurtzman Carson Consultants	4/30/2010	$2,232.00	$78.20	$2,232.00	$78.20	N/A	5029	7/1/2010	$2,232.00	$78.20	$2,232.00	$78.20
Kurtzman Carson Consultants	NYTIMES (July)	$0.00	$3,680.00	$0.00	$3,680.00	N/A	wire	7/9/2010	0	3,680.00	$0.00	$3,680.00
Kurtzman Carson Consultants	5/1 - 5/31/10	$44,420.50	$13,040.83	$44,420.50	$13,040.83	N/A	5080	7/21/2010	$44,420.50	$13,040.83	$44,420.50	$13,040.83
Kurtzman Carson Consultants	6/1 - 6/30/10	$25,815.50	$2,752.13	$25,815.50	$2,752.13	N/A	5096	7/27/2010	$25,815.50	$2,752.13	$25,815.50	$2,752.13
Kurtzman Carson Consultants	7/1 -7/31/10	$20,333.00	$5,180.49	$20,333.00	$5,180.49	N/A	5150	8/27/2010	$20,333.00	$5,180.49	$20,333.00	$5,180.49
Kurtzman Carson Consultants	8/1 -8/31/10	$15,765.50	$4,964.56	$15,765.50	$4,964.56	N/A	5221	9/23/2010	$15,765.50	$4,964.56	$15,765.50	$4,964.56

Kurtzman Carson Consultants subtotal											$108,566.50	$29,696.21

Morris James LLP	7/1 - 7/31/10	$49,525.00	$256.57	$49,525.00	$256.57	9/20/2010	5227	9/23/2010	$39,620.00	$256.57	$39,620.00	$256.57
Morris James LLP	8/1 - 8/31/10	$34,667.00	$466.80			10/27/2010

Morris James LLP subtotal											$39,620.00	$256.57

Young Conaway Stargatt & Taylor LLP	4/30 - 5/31/10	$41,889.00	$0.00	$41,889.00	$0.00	7/16/2010	5083	7/21/2010	$33,511.20		$33,511.20
Young Conaway Stargatt & Taylor LLP	4/30 - 5/31/10	$0.00	$1,099.45	$0.00	$1,099.45	7/16/2010	5088	7/22/2010		$1,099.45		$1,099.45
Young Conaway Stargatt & Taylor LLP	6/1 - 6/30/10	$25,033.50	$636.75	$25,033.50	$636.75	8/9/2010	5129	8/12/2010	$20,026.80	$636.75	$20,026.80	$636.75
Young Conaway Stargatt & Taylor LLP	7/1 - 7/31/10	$19,341.00	$1,717.81	$19,341.00	$1,717.81	8/31/2010	5190	9/8/2010	$15,472.80	$1,717.81	$15,472.80	$1,717.81

Young Conaway Stargatt & Taylor LLP subtotal											$69,010.80	$3,454.01

Total											$1,716,616.40	$123,473.12

*	Per the Bankruptcy Court's Order dated September 30, 2010, $100,000.00 of Gleacher & Company’s fee is to be paid as a general unsecured claim against the Debtor.

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: September 1 — September 30, 2010

	September	Cumulative
	2010	Filing to Date
Gross Sales	0	438,100
Sales Reserves and Allowances	0	(3,179,953)

Net Revenue	0	(2,741,852)

Cost of Goods Sold	0	860,166

Salaries, Bonus & Temp Labor	180,872	3,306,999
Benefits, Payroll Taxes, Recruiting & Relocation	12,402	80,689

Subtotal: Salaries & Benefits	193,273	3,387,688

Stock-Based Compensation	0	408,171
Marketing & Advertising	0	4,011
Travel & Entertainment	4,680	53,185
Facilities and Equipment Related	31,529	251,400
Insurance	73,293	398,736
Distribution Expense	0	346,370
Office & General Lab Supplies	1,244	7,074
Consulting & Legal Fees	444,510	2,976,654
Patents & Licensing	11,269	265,988
Audit, IR & Financial Fees	6,831	(55,409)
Non-Income Taxes	(1,312)	13,405
Depreciation and Amortization	0	974,542
Director and SAB Fees	1,082	64,771

Subtotal: FTE Expenses	766,398	9,096,584

Marketing Costs	0	169,576
Direct Project Costs	0	53,114

Total Expenses	766,398	10,179,439

Income (Loss) from Operations	(766,398)	(12,921,292)

Interest Income	6,978	7,335
Other income (expense)	16,349	19,979

Net Income (Loss) Before Taxes	(743,071)	(12,893,977)

Net Income (Loss)	(743,071)	(9,221,565)

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: September 1 — 30, 2010

	Current	Petition
	Month	Date
Cash & Cash Equivalents	17,830,481	5,257,718
Accounts Receivable, net	191,722	(490,487)
Inventory	(0)	2,213,158
Prepaid and Other Current Assets	706,562	3,397,106

Property and Equipment	—	14,341,773
Accumulated Depreciation	—	(12,460,925)

Property and Equipment, net	—	1,880,848

Deposits and Other Assets	521,114	680,580

Intangible Assets	—	11,877,529
Accum. Amort — Intangibles	—	(2,643,218)

Intangible Assets, net	—	9,234,311

Total Assets	19,249,878	22,173,234

Accounts Payable — post-petition	(627,095)	—
Accrued Payable to Lilly	—	—
Accrued Professional Fees	(639,497)	—

Accounts Payable and Accrued Expenses — Post-Petition	(1,266,592)	—

Accounts Payable — pre-petion	(818,533)	(1,214,588)
Accrued Severance	(2,462,616)	(281,258)
Accrued Payable to Lilly	—	(5,252)
Accrued Professional Fees	(29,917)	(199,917)
Accrued R&D Costs	—	(136,067)
Accrued Keflex Copay Assistance	—	(9,276)
Accrued Moxatag Copay Assistance	—	(3,705,035)
Accrued Medicaid Rebates Payable	(31,268)	(563,001)
Accrued Returns	—	(1,945,797)
Other Accrued Expenses	—	(292,773)
Wages Payable	(244,893)	(306,521)
Employee Benefits Pay-401k	—	(33,339)
Employee Benefits — Flex Spending	—	(3,899)
Other Current Liabilities	(2,261,875)	(4,810,772)

Accounts Payable and Accrued Expenses — Pre-Petition	(5,849,101)	(13,507,496)

Deferred Contract Revenue — non-current (pre-petition)	(3,500,000)	(11,625,000)
Deferred Lease Expense	—	(18,340)

Common Stock	(865,119)	(865,119)
Additional Paid in Capital	(322,373,995)	(312,281,358)

Retained Earnings	288,500,028	299,240,744
YTD P&L	26,104,901	16,883,336

Accumulated Deficit	314,604,929	316,124,080

Stockholders’ Equity	(8,634,185)	2,977,602

Liabilities & Stockholders’ Equity	(19,249,878)	(22,173,234)

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: September 1 — September 30, 2010

Other Post-petition liabilities
Professional bankruptcy fees estimates — creditors’ committee cousel & FA	100,000
Professional bankruptcy fees estimates — equity committee counsel	275,000
Professional bankruptcy fees estimates — corporate and local counsel	132,497
Professional bankruptcy fees — KCC estimate	20,000
Professional legal fees	112,000

Total of Accrued Professional Fees (acct 21210)	$639,497

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: September 1 — 30, 2010
SUMMARY OF UNPAID POSTPETITION DEBTS

Vendor		Voucher		Current Trx		Document
ID	Vendor Name	Number	Document Date	Amount	Document Number	Type	Paid Date
ALS002	Alston & Bird LLP	038421	6/30/2010	$25,924.30	06302010 20%	Invoice
ALS002	Alston & Bird LLP	038358	7/14/2010	$51,038.80	MAY 2010 20%	Invoice
ALS002	Alston & Bird LLP	038531	7/31/2010	$20,153.40	JULY 20%	Invoice
ALS002	Alston & Bird LLP	038621	8/31/2010	$19,846.00	AUG 20%	Invoice
ALS002	Alston & Bird LLP	038622	8/31/2010	$79,384.00	AUG 80%	Invoice	10/7/10
ALS002	Alston & Bird LLP	038623	8/31/2010	$2,430.75	AUG EXP	Invoice	10/7/10
ATT12	ATT	038659	9/19/2010	$1,043.44	5370592109	Invoice
BAY002	Bayard, P.A.	038461	6/30/2010	$5,661.20	JUNE 2010 20%	Invoice
BAY002	Bayard, P.A.	038348	7/14/2010	$7,132.60	MAY 2010 20%	Invoice
BAY002	Bayard, P.A.	038540	8/18/2010	$4,891.60	JULY 2010 20%	Invoice
BAY002	Bayard, P.A.	038641	8/31/2010	$2,823.80	AUG 20%	Invoice
BAY002	Bayard, P.A.	038642	8/31/2010	$11,295.20	AUG 80%	Invoice
BAY002	Bayard, P.A.	038643	8/31/2010	$366.86	AUG EXPENSES	Invoice
DIC002	Dickstein Shapiro LLP	038458	6/30/2010	$12,709.00	JUNE 2010 20%	Invoice
DIC002	Dickstein Shapiro LLP	038351	7/14/2010	$26,813.70	MAY 2010 20%	Invoice
DIC002	Dickstein Shapiro LLP	038528	7/31/2010	$12,615.25	JULY 20%	Invoice
DIC002	Dickstein Shapiro LLP	038634	8/31/2010	$5,791.00	AUG 20%	Invoice
DIC002	Dickstein Shapiro LLP	038635	8/31/2010	$23,164.00	AUG 80%	Invoice	10/13/10
DIC002	Dickstein Shapiro LLP	038636	8/31/2010	$973.23	AUG EXP	Invoice	10/13/10
BRO007	Gleacher & Company	038601	9/10/2010	$100,000.00	8GJK-256 20%	Invoice
BRO007	Gleacher & Company	038657	9/30/2010	$132,000.00	FINAL APP	Invoice	10/7/10
HER004	Herman Technology Consultants-LLC	038658	9/30/2010	$1,592.50	007	Invoice	10/7/10
INV003	Invotex, Inc.	038455	6/30/2010	$14,249.70	JUNE 2010 20%	Invoice
INV003	Invotex, Inc.	038543	8/18/2010	$2,902.85	JULY 2010 20%	Invoice
MOR008	MORRIS JAMES LLP	038563	8/30/2010	$9,905.00	JULY FEES 20%	Invoice
MOR008	MORRIS JAMES LLP	038668	8/31/2010	$27,733.60	AUG FEES 80%	Invoice
MOR008	MORRIS JAMES LLP	038669	8/31/2010	$6,933.40	AUG FEES 20%	Invoice
MOR008	MORRIS JAMES LLP	038670	8/31/2010	$466.80	AUG EXP	Invoice
YOU005	Young Conaway Stargatt & Taylor LLP	038452	6/30/2010	$5,006.70	JUNE 2010 20%	Invoice
YOU005	Young Conaway Stargatt & Taylor LLP	038354	7/14/2010	$8,377.80	MAY 2010 20%	Invoice
YOU005	Young Conaway Stargatt & Taylor LLP	038519	7/31/2010	$3,868.20	JULY 2010 20%	Invoice

				$627,094.68

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: September 1 — September 30, 2010
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	2,636	—	—	—	—	2,636
Wages Payable (401k contributions)	—	—	—	—	—	—
Taxes Payable (payroll-related taxes)	—	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	413,209	17,699	130,000	63,551	—	624,459
Amounts Due to Insiders*	—	—	—	—	—	—
Other:	—	—	—	—	—	—
Other:	—	—	—	—	—	—

Total Postpetition Debts	415,845	17,699	130,000	63,551	—	627,095

Explain how and when the Debtor intends to pay any past-due postpetition debts.
Professional fees are awaiting court approval or include remaining 20% of fees.

*	“Insider” is defined in 11 U.S.C. Section 101(31).
FORM MOR-4
(04/07)

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: September 1 — September 30, 2010
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	221,020.93
+ Amounts billed during the period	—
- Amounts collected during the period	(12,178.28)
- Other adjustments during period	(9,684.52)
Total Accounts Receivable at the end of the reporting period	199,158.13

Accounts Receivable Aging	Amount
0 - 30 days old	—
31 - 60 days old	9,701.11
61 - 90 days old	9,787.62
91+ days old	179,495.05
Total Accounts Receivable	198,983.78
Amount considered uncollectible (Bad Debt)	—
Accounts Receivable (Net)	198,983.78	174.35 reconciling item
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X
Debtor sold certain assets pursuant to the Order Establishing Procedures for the Sale and/or abandonment of Certain Miscellaneous Property [Docket No. 263] dated September 7, 2010 (the “Order”). See the page titled “Sale of Assets “ for a listing of the miscellaneous property sold during September 2010 pursuant to the Order
FORM MOR-5
(04/07)

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: September 1 — September 30, 2010
SALE OF ASSETS

Date of		Relationship				Purchase
Purchase	Purchaser	to Debtor	Equipment	Model #	Serial #	Amount
9/7/2010	Tim Miller	Former employee	Lenovo T500 Laptop	2242-33U	L3-AAY9A	$400.00
9/9/2010	Brenda Wolling	Former employee	Lenovo X200 Laptop	7454-2HU	LV-01W3C	$400.00
9/9/2010	Brenda Wolling	Former employee	HP Laserjet 2300 Printer	HP Laserjet 2300	CNBFC95213	$100.00
9/9/2010	Brenda Wolling	Former employee	Samsung 46" LCD TV	LN46A550P3FXZA	ALZK3CUQ908325P	$500.00
9/9/2010	Nick Garito	Former employee	Lenovo X200 Laptop	7454-2HU	L3-ACD7V	$400.00
9/9/2010	Nick Garito	Former employee	Samsung 19" Monitor	SyncMaster 920WM	WJ19H9FQ900330Z	$75.00
9/9/2010	Nick Garito	Former employee	HP Office jet J4580 AIO Printer	HP Office jet J4580 AIO	CN8CB5603S	$10.00
9/9/2010	Marcus Schestopol	Former employee	Lenovo T500 Laptop	2242-33U	L3-A7321	$400.00
9/9/2010	Marcus Schestopol	Former employee	HP Laserjet 4200N Printer	HP Laserjet 4200N	USGNP49830	$75.00
9/9/2010	Don Treacy	Former employee	Lenovo T500 Laptop	2242-33U	L3-ACC6F	$400.00
9/9/2010	Don Treacy	Former employee	Samsung CLX 3175FN Printer	CLX 3175FN	1461BAGQ504833E	$50.00
9/9/2010	Robin Belsaas	Former employee	Lenovo X200 Laptop	7454-2HU	LV-01NV8	$400.00
9/17/2010	Donald Weatherbee	None	InFocus IN1100 Projector	IN1100	AZVJ84500053	$400.00
9/17/2010	NJ ASSE	None	InFocus IN1100 Projector	IN1100	AZVJ84500074	$400.00
9/22/2010	Robert Morrow	None	HP Laserjet CP2025	CP2025		$50.00
9/22/2010	Robert Morrow	None	HP Laserjet 3800N	3800N		$100.00
9/22/2010	Nathan Alfers	None	8 Samsung Monitors - 172B	172B		$120.00
9/22/2010	JDK Computers	None	Cisco 2960	2960		$150.00
9/22/2010	JDK Computers	None	Canon DR-7080C Scanner	7080C		$350.00
9/22/2010	JDK Computers	None	4 - Cisco Access Points			$400.00
9/22/2010	JDK Computers	None	17 Various Monitors			$255.00
9/22/2010	JDK Computers	None	6 Memory Sticks			$60.00
9/22/2010	JDK Computers	None	11 Blackberry's			$105.00
9/22/2010	JDK Computers	None	2 Viewsonic VA703B Monitors			$80.00
9/22/2010	JDK Computers	None	2 Samsung 2243 Monitors			$200.00
9/22/2010	JDK Computers	None	HP DL380 Server	DL380		$500.00
9/22/2010	Vario Systems	None	2 HP8600 Workstatiosn	8600		$1,200.00
9/22/2010	Vario Systems	None	4 Infocus IN1100 Projectors	IN1100		$1,800.00
9/22/2010	Vario Systems	None	2 Polycom Soundstation 2	Soundstation 2		$300.00
9/23/2010	Joel McKell	None	1 Samsung Monitor	White		$15.00
9/24/2010	Jim Johnson	None	HP 2035 Printer	2035		$75.00

In re: MiddleBrook Pharmaceuticals, Inc.	Case No. 10-11485
Debtor	Reporting Period: September 1 — September 30, 2010
SALE OF ASSETS

Date of		Relationship				Purchase
Purchase	Purchaser	to Debtor	Equipment	Model #	Serial #	Amount
9/24/2010	Jim Johnson	None	InFocus LP150 Projector	LP150		$150.00
9/24/2010	Jim Johnson	None	2 Monitors	Various		$30.00
9/27/2010	Ithaca Dallas	None	Lenovo X200 Laptop	7454-2HU	LV-00H43	$500.00
9/28/2010	Raj Akula	None	7 Chairs	Various		$300.00
9/28/2010	Raj Akula	None	Lenovo X200 Laptop	X200	L3ACH6H	$500.00
9/28/2010	Raj Akula	None	Lenovo X200 Laptop	X200	L3ACD7P	$500.00
9/28/2010	Raj Akula	None	Lenovo X200 Laptop	X200	L3ACG2L	$500.00
9/28/2010	Raj Akula	None	Lenovo X200 Laptop	X200	L3ACD7R	$500.00
9/28/2010	Raj Akula	None	HP Printer	4600N		$125.00
9/28/2010	Raj Akula	None	2 - Polycom Soundstation 2	Soundstation 2		$300.00
9/28/2010	Raj Akula	None	Mini Fridge			$30.00
9/28/2010	Raj Akula	None	Display Screen			$50.00
9/28/2010	Raj Akula	None	4 Chairs & 2 End Tables			$75.00
9/28/2010	Raj Akula	None	HP Server DL380	DL380	D314LDN15444	$500.00
9/28/2010	Raj Akula	None	Table			$90.00
9/28/2010	Raj Akula	None	3 - IGO batteries			$30.00
9/28/2010	Mukaram Aziz	None	6 Chairs			$140.00
9/28/2010	Mukaram Aziz	None	Conference Table			$250.00
9/28/2010	Mukaram Aziz	None	3 Used Phones	8206		$60.00
9/28/2010	Mukaram Aziz	None	2 New Phones	8206		$50.00
9/28/2010	Mukaram Aziz	None	Lenovo X200 Laptop	X200	LV0122M	$500.00
9/28/2010	Mukaram Aziz	None	Lenovo X200 Laptop	X200	LV010G9	$500.00
9/28/2010	Mukaram Aziz	None	Lenovo X200 Laptop	X200	LV010GP	$500.00
9/28/2010	Mukaram Aziz	None	INFocus Projector	IN1100		$400.00

					Total:	$16,350.00